United States

Securities and Exchange Commission

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 4, 2024

Cadiz Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40579	77-0313235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 S. Hope Street, Suite 2850 Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 271-1600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CDZI	The NASDAQ Global Market
Depositary Shares (each representing a 1/1000th fractional interest in share of 8.875% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share)	CDZIP	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On November 4, 2024, Cadiz Inc. (the “Company”) announced that it has entered into a placement agent agreement for the purchase and sale of an aggregate of 7,000,000 shares of its common stock in a registered direct offering at a price of $3.34 per share. The press release announcing the registered direct offering is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In connection with the registered direct offering, the Company met investors on a confidential basis and provided them with presentation materials, which are furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information under this Item 7.01 and the press release and presentation materials attached to this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2, respectively, shall be deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. The furnishing of the information in this this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Forward-Looking Statements

The information under this Item 7.01 and the exhibits hereto contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements related to the Company’s expectations with respect to future events or future performance of the Company, the completion and timing of the closing of the registered direct offering and the intended use of proceeds. Management believes that these forward-looking statements are reasonable as and when made. However, such forward-looking statements are subject to risks and uncertainties, and actual results may differ materially from any future results expressed or implied by the forward-looking statements. Risks and uncertainties include, without limitation, changes in business and market conditions and the satisfaction of customary closing conditions related to the registered direct offering, risks and uncertainties associated with the Company’s business and finances in general, as well as other risk factors described from time to time in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2023, and subsequent filings. In light of the significant uncertainties in these forward-looking statements, you should not rely upon forward-looking statements as predictions of future events. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release
99.2	Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADIZ INC.

By:	/s/ Stanley E. Speer
Stanley E. Speer
Chief Financial Officer

Date: November 4, 2024

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